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                                                                    EXHIBIT 99.1

                             CERTIFICATE OF TRUST

                                      OF

                         APPLIED POWER CAPITAL TRUST I


          This Certificate of Trust of Applied Power Capital Trust I (the "Trust"), dated December 23, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)(S) 3801 et seq.).
               -------             -- ---

          1.   Name. The name of the business trust being formed hereby is
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Applied Power Capital Trust I.

          2.   Delaware Trustee. The name and business address of the trustee of
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the Trust with a principal place of business in the State of Delaware are as follows:

                   First Chicago Delaware Inc.
                   300 King Street
                   Wilmington, Delaware 19801

          3.   Effective Date. This Certificate of Trust shall be effective
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immediately upon its filing with the Secretary of State of the State of
Delaware.
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      IN WITNESS WHEREOF, the undersigned, being all of the trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.


                         The First National Bank of Chicago,
                         as Trustee


                         By:  /s/ Sandra L. Caruba
                              -----------------------------
                         Name:    Sandra L. Caruba
                         Title:   Vice President


                         First Chicago Delaware Inc.,
                         as Trustee

                         By:  /s/ Sandra L. Caruba
                              -----------------------------
                         Name:    Sandra L. Caruba
                         Title:   Vice President


                            /s/ Richard G. Sim
                         ----------------------------------
                         Richard G. Sim, as Trustee



                            /s/ Robert C. Arzbaecher
                         ----------------------------------
                         Robert C. Arzbaecher, as Trustee

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